UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One High Ridge Park, Stamford, Connecticut 06905

(Address of principal executive offices)

(203) 461-7400

(Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

ITEM 1.01. Entry into a Material Definitive Agreement

Compensation of Non-Employee Directors

Effective April 25, 2006, the compensation program for non-employee directors has been modified and the form and amount of compensation consist of the following components:

(1)	Following the annual meeting of shareholders, all nonemployee directors are awarded MeadWestvaco stock units valued at $65,000 which track the performance of MeadWestvaco common stock. The stock units are distributed to directors on termination of Board membership in shares of MeadWestvaco common stock.

(2)	Following the annual meeting of shareholders, all nonemployee directors receive an annual retainer of $55,000. In addition, directors also receive an additional retainer based on their service on Board Committees as follows:

a.	Members of the Audit Committee (other than the Chair) receive an additional annual retainer of $5,000.

b.	The Chair of the Audit Committee receives an additional annual retainer of $20,000.

c.	The Chair of the Compensation and Organization Development Committee receives an additional retainer of $15,000.

d.	The Chair of each other standing Committee of the Board of Directors receives an additional annual retainer of $10,000.

Annual retainers are payable in a lump sum.

Section 5 – Corporate Governance and Management

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 25, 2006, at the 2006 Annual meeting of Stockholders of MeadWestvaco Corporation (“Company”), the stockholders approved two proposals to amended the Company’s Certificate of Incorporation to provide for the annual election of directors and to remove the requirement that directors may only be removed prior to the expiration of his or her term if 75 percent of the voting shares outstanding vote in favor of the directors’ removal. In accordance with the two proposals, Article VII of the Certificate of Incorporation has been revised to read as follows:

ARTICLE VII

Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors constituting the Whole Board shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Whole Board.

Unless and except to the extent that the By-Laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

Until the annual meeting of stockholders to be held in 2009, the directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be and are divided into classes. The directors elected at the annual meeting of stockholders held in 2004 shall serve for a term ending on the date of the annual meeting of stockholders to be held in 2007; the directors elected at the annual meeting of stockholders held in 2005 shall serve for a term ending on the date of the annual meeting of stockholders to be held in 2008; and the directors elected at the annual meeting of stockholders held in 2006 shall serve for a term ending on the date of the annual meeting of stockholders to be held in 2009. Members of each class shall hold office until their successors shall have been duly elected and qualified. At each annual meeting of the stockholders of the Corporation commencing with the 2007 annual meeting, (1) directors elected to succeed those directors whose terms then expire shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the next succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (2) only if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, and unless the Board of Directors otherwise determines, any vacancy resulting from death, resignation, retirement, disqualification, removal from office or other cause, and any newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and any director so chosen shall hold office for the remainder of the term that was being served by the director whose absence creates the vacancy, or, in the case of a vacancy created by an increase in the number of directors, a term expiring at the next annual meeting of stockholders, and in each case until such director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the total number of directors which the Corporation would have if there were no vacancies shall shorten the term of any incumbent director.

Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws.

Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, any director, or the entire Board of Directors, may be removed from office at any time, by the affirmative vote of the holders of a majority of the voting power of the then outstanding Voting Stock, voting together as a single class; provided, however, that, if a director’s term was scheduled at the time of its commencement to extend beyond the next annual meeting of stockholders, such removal may only be for cause and only by the affirmative vote of the holders of at least 75 percent of the voting power of the then outstanding Voting Stock, voting together as a single class.

The amended Certificate of Incorporation reflecting the foregoing is filed as Exhibit 99.1.

In connection with the adoption of the above amendments to the Company’s Certificate of Incorporation, on April 25, 2006, the Board of Directors adopted conforming changes to the Company’s By-laws. Article II of the By-laws, Sections 2.1, 2.3 and 2.4 have been revised to read as follows:

ARTICLE II

BOARD OF DIRECTORS

SECTION 2.1. General Powers, Number, Qualifications and Term of Office. The business and property of the Corporation shall be managed and controlled by the Board of

Directors. The Board of Directors shall consist of a number of directors to be determined from time to time only by resolution adopted by the Board of Directors.

Until the annual meeting of stockholders to be held in 2009, the directors shall be and are divided into classes. The directors elected at the annual meeting of stockholders held in 2004 shall serve for a term ending on the date of the annual meeting of stockholders to be held in 2007; the directors elected at the annual meeting of stockholders held in 2005 shall serve for a term ending on the date of the annual meeting of stockholders to be held in 2008; and the directors elected at the annual meeting of stockholders held in 2006 shall serve for a term ending on the date of the annual meeting of stockholders to be held in 2009. At each annual meeting of the stockholders of the Corporation commencing with the 2007 annual meeting, directors elected to succeed those directors whose terms then expire shall hold office for a term expiring at the next succeeding annual meeting of stockholders after their election. Each director of the Corporation shall hold office as provided above and until his or her successor shall have been elected and qualified.

SECTION 2.3. Election of Directors; Vacancies; New Directorships. Subject to Section 2.1 of this Article, directors shall be elected annually in the manner provided in these Bylaws. At each annual or special meeting of the stockholders for the election of directors, at which a quorum is present, the persons receiving the greatest number of votes shall be the directors. Any vacancies on the Board of Directors caused by death, removal, resignation or any other cause and any newly created directorships resulting from any increase in the authorized number of directors, may be filled only by a majority of the directors then in office, even though less than a quorum, at any regular or special meeting of the Board of Directors, and any director so elected shall hold office for the remainder of the term that was being served by the director whose absence creates the vacancy, or, in the case of a vacancy created by an increase in the number of directors, a term expiring at the next annual meeting of stockholders, and in each case until such director’s successor shall have been duly elected and qualified.

SECTION 2.4. Removal of Directors. Any director may be removed without cause, at any time, by the affirmative vote of the holders of at least a majority of the combined voting power of the then-outstanding shares of all classes and series of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, at a special meeting of stockholders duly called and held for the purpose or at an annual meeting of stockholders; provided, however, that, if a director’s term was scheduled at the time of its commencement to extend beyond the next annual meeting of stockholders, such removal may only be for cause and only by the affirmative vote of the holders of at least 75 percent of the combined voting power of the then-outstanding shares of all classes and series of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

The amended By-laws reflecting the foregoing is filed as Exhibit 99.2.

Section 9- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Amended and Restated Certificate of Incorporation of MeadWestvaco Corporation.

99.2	Bylaws of MeadWestvaco Corporation, dated April 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADWESTVACO CORPORATION

Date: April 28, 2006	By:	/s/ John J. Carrara
John J. Carrara
Assistant Secretary

MEADWESTVACO CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit 99.1	Amended and Restated Certificate of Incorporation of MeadWestvaco Corporation.

Exhibit 99.2	Bylaws of MeadWestvaco Corporation, dated April 2006.